                                                                   EXHIBIT 99.10

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: O1-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.



/s/ Nicholas J. Davison
------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS

 Attachment 1              Summary of Bank and Investment Accounts
 Attachment 2              Schedule of Receipts and Disbursements
 Attachment 3              Bank and Investment Account Statements
 Attachment 4              Income Statement
 Attachment 5              Balance Sheet
 Attachment 6              Summary of Due To/Due From Intercompany Accounts
 Attachment 7              Accounts Receivable Aging
 Attachment 8              Accounts Payable Detail
 Attachment 9              Notes to January 2002 Monthly Operating Report

                                                                    Attachment 1

                Summary Of Bank, Investment & Petty Cash Accounts
                          AMCV Cruise Operations, Inc.
Summary                      Case No: 01-10967 (EIK)                   UNAUDITED
AMCV Cruise                For Month Of January, 2002
Operations, Inc

                                               Balances
                                    ------------------------------    Receipts &           Bank
                                       Opening          Closing      Disbursements      Statements           Account
Account                             As Of 1/01/02    As Of 1/31/02     Included          Included          Reconciled
-------                             -------------    -------------   -------------     -------------       ----------
AHC - Certificate Of Deposit*         25,000.00        25,000.00     Yes               No - Not            Yes
Bank One                                                                               Concentration
Account # - 880058451981                                                               Account

AHC - Certificate Of Deposit*         25,000.00        25,000.00     Yes               No - Not            Yes
Bank One                                                                               Concentration
Account # - 880058452369                                                               Account

AMCV Cruise Ops                       24,403.17        72,293.45     Yes               Yes                 Yes
Master Cash
First Union National Bank
Account # - 2090002602362

AMCV Escrow - Gohagan                219,626.12       219,911.95     Yes               No - Not            Yes
LaSalle Bank                                                                           Concentration
Account # - 62-8766-40-4                                                               Account

American Classic Voyages              35,030.00             0.00     Yes               No - Not            Yes
Fleet Bank                                                                             Concentration
Account # - 941-9148945                                                                Account

New Orleans Office                    12,039.40         8,074.29     Yes               Not A Bank          Yes
Petty Cash                                                                             Account

* Proceeds From Matured Certficates Of Deposit Being Retained By Bank One While They Pursue Recover Equivalent Amounts Relating To Letters Of Credits That Were Exercised After The Filing For Bankruptcy Where These Certificates Of Deposits Were Collateral

                            Receipts & Disbursements              Attachment 2-1
                          AMCV Cruise Operations, Inc.
R&D -                        Case No: 01-10967 (EIK)                   UNAUDITED
Bank One -                          Bank One
AHC CD (86)                AHC Certificate Of Deposit
                            Account # - 880058451981
                         1 January 02 - 31 January 02


Opening Balance - 1 Jan 02
                              25, 000.00

Receipts
                              ----------
                                    0.00              Total Receipts

Disbursements
                              ----------
                                    0.00              Total Disbursements

 Closing Balance - 31 Jan 02
                               25,000.00

                            Receipts & Disbursements              Attachment 2-2
                          AMCV Cruise Operations, Inc.
R&D -                        Case No: 01-10967 (EIK)                   UNAUDITED
Bank One -                          Bank One
AHC CD (87)                AHC Certificate Of Deposit
                            Account # - 880058452369
                         1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                              25, 000.00

Receipts
                              ----------
                                    0.00              Total Receipts

Disbursements
                              ----------
                                    0.00              Total Disbursements

 Closing Balance - 31 Jan 02
                               25,000.00

                            Receipts & Disbursements              Attachment 2-3
                          AMCV Cruise Operations, Inc.
R&D- First Union            Case No: 01-10967 (EIK)                    UNAUDITED
AMCV Cruise Ops                   First Union
Master Cash                AMCV Cruise Ops Master Cash
                            Account # - 2090002602362
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                 24,403.17
Receipts
                                 74,240.17              Misc Refunds & Commissions
                                132,213.10              State Of Hawaii Tax Refund
                                 42,202.48              From Great River Cruise Line, LLC -
                                                        Delta Queen Petty Cash
                                 35,030.00              From American Classic Voyages - Fleet Bank -
                                                        Account (941-9148945)
                               -----------
                                283,685.75              Total Receipts

Disbursements

                               (235,000.00)             To The Delta Queen Steamboat Co. - Hibernia -
                                                        DQSC Master Cash - Account (812-395-335)
                                   (692.00)             Returned Deposits
                                   (103.47)             Bank Fees
                               -----------
                               (235,795.47)             Total Disbursements

Closing Balance - 31 Jan 02
                                 72,293.45

                            Receipts & Disbursements              Attachment 2-4
                            American Classic Voyages
R&D -Lasalle                 Case No: 01-10967(EIK)                    UNAUDITED
AMCV Escrow -                        LaSalle
Gohagan                       AMCV Escrow - Gohagan
                            Account # - 62-8766-40-4
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                               219,626.12

Receipts
                                   285.83               Interest Earned

                               ----------
                                   285.83               Total Receipts


Disbursements

                               ----------
                                     0.00               Total Disbursements

Closing Balance - 31 Jan 02
                               219,911.95

                            Receipts & Disbursements              Attachment 2-5
                          AMCV Cruise Operations. Inc.
  R&D-Fleet                  Case No: 01-10967 (EIK)                  UNAUDITED
  CML Other                        Fleet Bank
                                    CML Other
                             Account # - 941-9148945
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                35,030.00

Receipts

                               ----------
                                     0.00               Total Receipts

Disbursements

                               (35,030.00)              To AMCV Cruise Operations, Inc. - First Union -
                                                         AMCV Cruise Ops Master Cash -
                                                         Account (2090002602362)

                               ----------
                               (35,030.00)              Total Disbursements

Closing Balance - 31 Jan 02
                                     0.00

                            Receipts & Disbursements              Attachment 2-6
                          AMCV Cruise Operations, Inc.
R&D -NOLA                   Case No: 01-10967 (EIK)                    UNAUDITED
Petty Cash                     New Orleans Office
                                   Petty Cash
                                 Account # - NA
                          1 January 02 - 31 January 02

Opening Balance - 1 Jan 02
                                12,039.40

Receipts
                                30,000.00               From The Delta Queen Steamboat Co. - Hibernia
                                                        Master Cash - Account (812-395-335)
                                12,088.69               From Great River Cruise Line, L.L.C. -
                                                        DQ Petty Cash

                               ----------
                                42,088.69               Total Receipts


Disbursements
                               (43,760.00)              To The Delta Queen Steamboat Co. - Hibernia
                                                        Master Cash - Account (812-395-335)
                                (2,293.80)              Misc Supplies/Other

                               ----------
                               (46,053.80)              Total Disbursements

Closing Balance - 31 Jan 02
                                8, 074.29

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02
 currency USD
  Company=15 (AMCV OPS)

                                                  PTD-Actual
                                                    JAN-02
                                                 -------------                                                      --------------
Revenue
 Gross Revenue                                            0.00
 Allowances                                               0.00

                                                 -------------
 Net Revenue                                              0.00
Operating Expenses
 Air                                                      0.00
 Hotel                                                    0.00
 Commissions                                              0.00
 Onboard Expenses                                         0.00
 Passenger Expenses                                       0.00
 Vessel Expenses                                          0.00
 Layup/Drydock Expense                                    0.00
 Vessel Insurance                                         0.00

                                                 -------------
 Total Operating Expenses                                 0.00

                                                 -------------
 Gross Profit                                             0.00
SG&A Expenses
 General and Admin Expenses                         406,386.96
   Sales & Marketing                                 57,762.86
   Pre-Opening Costs                                      0.00

                                                 -------------
 Total SG&A Expenses                                464,149.82

                                                 -------------
 EBITDA                                            (464,149.82)

 Depreciation                                        40,575.90

                                                 -------------
 Operating Income                                  (504,725.72)

 Other Expense/ (Income)
 Interest Income                                     (5,040.68)
 Equity in Earnings for Sub                      (1,017,151.65)
 Reorganization expenses                          789, 813 .55
 Other expense                                       10,206.15

                                                 -------------
 Total Other Expense/ (Income)                    1,812,130.67

                                                 -------------
 Net Pretax Income/(Loss)                        (2,316,856.39)
                                                 -------------

                                                 -------------
 Income Tax Expense                                       0.00

                                                 -------------
 Net Income/ (Loss)                              (2,316,856.39)

                                                 -------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
  Company=15 (AMCV OPS)

                                                     YTD-Actual             YTD-Actual
                                                       JAN-02                 OCT-0
                                                    -------------         ------------
ASSETS

    Cash and Equivalent                               281,876.79          1,723,947.86

    Restricted Cash                                   219,911.95            219,000.00

    Marketable Securities                              50,000.00             50,000.00

    Accounts Receivable                                     0.00             99,684.62

    Inventories                                             0.00                  0.00

    Prepaid Expenses                                  346,833.38            522,662.13

    Other Current Assets                               40,600.00              1,750.00

                                                    -------------         -------------
       Total Current Assets                           939,222.12          2,617,044.61

    Fixed Assets                                    9,372,064.98          9,371,627.23

    Accumulated Depreciation                         (575,491.71)          (453,764.30)

                                                    -------------         -------------
       Net Fixed Assets                             8,796,573.27          8,917,862.93

    Net Goodwill                                            0.00                  0.00

    Intercompany Due To/From                        (2,241,786.14)        2,150,807.43

    Net Deferred Financing Fees                             0.00                  0.00

    Net Investment in Subsidiaries                  65,152,586.09         66,329,274.35

    Other Non Current Assets                                0.00                  0.00

                                                    -------------         -------------
       Total Other Assets                           62,910,799.95         68,480,081.78

                                                    -------------         -------------
       Total Assets                                 72,646,595.34         80,014,989.32
                                                    -------------         -------------

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

 currency USD
 Company=15 (AMCV OPS)

                                                      YTD-Actual                YTD-Actual
                                                        JAN-02                    OCT-0
                                                    --------------           --------------
LIABILITIES

    Accounts Payable                                     67,222.23                 5,363.60

    Accrued Liabilities                                 278,143.86               289,488.87

    Deposits                                                  0.00                     0.00

                                                    --------------           --------------
       Total Current Liabilities                        345,366.09               294,852.47

    Long Term Debt                                            0.00                     0.00

    Other Long Term Liabilities                               0.00                     0.00

                                                    --------------           --------------
       Total Liabilities                                345,366.09               294,852.47

OTHER

    Liabilities Subject to Compromise                29,596,386.40            32,307,000.02

                                                    --------------           --------------
       Total Other                                   29,596,386.40            32,307,000.02

OWNER'S EQUITY

    Common Stock                                         10,440.25                10,440.25

    Add'1 Paid In Capital                           112,772,392.56           112,772,392.56

    Current Net Income (Loss)                        (2,316,856.39)          (37,037,717.81)

    Retained Earnings                               (67,761,133.57)          (28,331,978.17)

                                                    --------------           --------------
       Total Owner's Equity                          42,704,842.85            47,413,136.83

                                                    --------------           --------------
       Total Liabilities & Equity                    72,646,595.34            80,014,989.32

                                                    --------------           --------------

                          AMCV Cruise Operations, Inc.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002

                                                                BEGINNING                                               ENDING
AFFILIATE NAME                               CASE NUMBER         BALANCE             DEBITS            CREDITS          BALANCE
American Classic Voyages Co.                   01-10954       (78,558,545.13)     1,887,197.24       1,993,665.82    (78,665,013.71)
The Delta Queen Steamboat Co.                  01-10970      (101,335,775.02)        46,701.77         909,215.72   (102,198,288.97)
DQS13 11, Inc.                                 01-10974             1,194.40                --                 --          1,194.40
Great AQ Steamboat, L.L.C                      01-10960        22,745,106.79         10,197.34             400.50     22,754,903.63
Great Pacific NW Cruise Line, L.L.C            01-10977         9,372,500.72          9,429.72                 --      9,381,930.44
Great River Cruise Line, L.L.C                 01-10963         9,469,140.70         43,177.64          67,254.01      9,445,064.33
Great Ocean Cruise Line, L.L.C                 01-10959        21,385,571.10         18,705.48           1,704.95     21,402,571.63
Cruise America Travel, Incorporated            01-10966         4,057,712.45          2,495.50           1,859.32      4,058,348.63
Delta Queen Coastal Voyages, L.L.C             01-10964          (191,346.38)               --                 --       (191,346.38)
Cape Cod Light, L.L.C                          01-10962         3,947,213.20            990.00                 --      3,948,203.20
Cape May Light, L.L.C                          01-10961         7,971,800.32         32,121.40              10.00      8,003,911.72
Project America, Inc.                          N/A             (4,501,824.46)           621.00                 --     (4,501,203.46)
Oceanic Ship Co.                               N/A             57,263,797.07         22,677.59           3,893.65     57,282,581.01
Project America Ship 1, Inc.                   N/A                111,958.41                --                 --        111,958.41
Ocean Development Co.                          01-10972         1,564,704.50        451,935.90         451,834.32      1,564,806.08
Great Hawaiian Cruise Line, Inc.               01-10975             1,574.81                --                 --          1,574.81
Great Hawaiian Properties Corporation          01-10971        (6,121,103.54)         4,228.48                 --     (6,116,875.06)
American Hawaiian Properties Corporation       01-10976         5,188,103.46          2,117.21                 --      5,190,220.67
Great Independence Ship Co.                    01-10969        36,632,816.41         15,280.38           2,406.37     36,645,690.42
Cat II, Inc.                                   01-10968         9,637,982.06                --                 --      9,637,982.06
                                                             ----------------------------------------------------------------------
                                                               (1,357,418.13)     2,547,876.65       3,432,244.66     (2,241,786.14)
                                                             ======================================================================

                          AMCV Cruise Operations, Inc.

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

AMCV US SET OF BOOKS                                    Report Date: 14-FEB-2002

                         Accounts Payable Trial Balance

        Reporting Level:   Operating Unit
      Reporting Context:   AMCV POSTPET US OPERATING UNIT
    Accounting Currency:   USD
             As of Date:   31-JAN-02
          Supplier Name:   All
      Liability Account:   All
       Summarize Report:   No
Exclude Invoices Before:

                                    Invoice
Invoice Number                        Date        Curr       Amount      Remaining Amount             Invoice Description
--------------                     ---------      ----      --------     ----------------     -----------------------------------
Liability Account: 15-000-220102-00000

Supplier Name:     BELLSOUTH

9621 122801                        28-DEC-O1      USD       4,564.48           4,564.48        954 VO8-9621 621
3363 122801                        28-DEC-O1      USD       1,136.16           1,136.16        504 M83-3363 363
6892 122801                        28-DEC-O1      USD         121.89             121.89        601 M23-6892 892
                                                            --------           --------
Total for Supplier :                                        5,822.53           5,822.53

Supplier Name:     CINGULAR WIRELESS
122801                             18-DEC-O1      USD       5,172.83           5,172.83        02409515-001-02
                                                            --------           --------
Total for Supplier :                                        5,172.83           5,172.83

Supplier Name:     CLAY COUNTY PORT, INC.

013002                             30-JAN-02      USD       1,600.00           1,600.00        FEBRUARY 2002
                                                            --------           --------
Total for Supplier :                                        1,600.00           1,600.00

Supplier Name:     DIRECTV

0032-006733024                     26-DEC-O1      USD          60.33              60.33        #006733024
0030-006733024A                    26-OCT-O1      USD          60.33              60.33        ACCT#006733024
0031-006733024                     26-NOV-O1      USD          60.33              60.33        ACCT#006733024
0024-0067330240                    23-APR-O1      USD        (659.33)           (659.33)       OVERPAID CK#4002327 ACCT#006733024
                                                            --------           --------
Total for Supplier :                                         (478.34)           (478.34)

                                   Invoice
Invoice Number                       Date         Curr       Amount       Remaining Amount      Invoice Description
--------------                     ---------      ----      --------      ----------------     ---------------------
Supplier Name:     DIVERSEY LEVER, INC.

030706                             18-DEC-O1      USD          (8.97)             (8.97)       FUEL SURCHARGE CREDIT
                                                            --------           --------
Total for Supplier :                                           (8.97)             (8.97)

Supplier Name:     EDELMAN PUBLIC RELATIONS WORLD WIDE

INV-109372                         14-DEC-O1      USD       3,205.47           3,205.47        PR NOV'01
                                                            --------           --------
Total for Supplier :                                        3,205.47           3,205.47

Supplier Name:     ENTERGY

011502                             15-JAN-02      USD      17,166.70          17,166.70        12/12-1/15/02
                                                           ---------          ---------
Total for Supplier :                                       17,166.70          17,166.70

Supplier Name:     ICS LOGISTICS

0288148                            04-JAN-O2      USD         990.00             990.00
0283958                            07-DEC-O1      USD         990.00             990.00
0283955B                           07-DEC-O1      USD         519.75             519.75
0284837B                           14-DEC-O1      USD         841.50             841.50
0285850B                           21-DEC-01      USD       1,155.00           1,155.00
0279009B                           09-NOV-01      USD       1,483.25           1,483.25
0281965B                           30-NOV-01      USD       1,666.50           1,666.50
0280764B                           23-NOV-01      USD         222.75             222.75
0246815B                           19-OCT-01      USD       1,031.25           1,031.25
0280754B                           23-NOV-01      USD         965.25             965.25
0275849B                           26-OCT-01      USD         651.75             651.75
0245847B                           12-OCT-01      USD       1,056.00           1,056.00
0277994B                           02-NOV-01      USD       1,509.75           1,509.75
0279991B                           16-NOV-01      USD       1,881.00           1,881.00
                                                           ---------          ---------
Total for Supplier :                                       14,963.75          14,963.75

Supplier Name:     IOS CAPITAL

52948867                           28-SEP 01      USD       1,322.52           1,322.52        10/25-11/24/01
52948199                           17-SEP 01      USD         152.50             152.50        10/12-11/11/01
                                                           ---------          ---------
Total for Supplier :                                        1,475.02           1,475.02

                                   Invoice
Invoice Number                       Date         Curr      Amount       Remaining Amount    Invoice Description
--------------                     -------        ----     ---------     ----------------    -------------------
Supplier Name:     IRON MOUNTAIN

8558081                            31-JUL-O1      USD          32.58              32.58
742364                             28-FEB-O1      USD          42.42              42.42
8578427                            31-AUG-O1      USD          42.42              42.42
8578428                            31-AUG-O1      USD          32.58              32.58
8811892                            30-SEP-O1      USD          42.42              42.42
8811893                            30-SEP-O1      USD          32.58              32.58
0573679                            31-DEC-O1      USD          42.42              42.42
0573680                            31-DEC-O1      USD          32.58              32.58
012402                             24-JAN-02      USD        (517.62)           (517.62)
9907105                            24-JAN-02      USD         297.00             297.00        TERMINATION FEE
6950627                            03-DEC-00      USD          31.44              31.44
6950628                            03-DEC-00      USD          12.00              12.00
6950629                            03-DEC-00      USD          32.58              32.58
7253350                            31-JAN-O1      USD          42.42              42.42
7253351                            31-JAN-O1      USD          32.58              32.58
7423655                            28-FEB-O1      USD          32.58              32.58
8558080                            31-JUL-01      USD          42.42              42.42
7954394                            31-MAY-O1      USD          42.42              42.42
7627479                            31-MAR-O1      USD          32.58              32.58
7627478                            31-MAR-O1      USD          42.42              42.42
                                                           ---------          ---------
Total for Supplier :                                          422.82             422.82


Supplier Name:     ISLAND OASIS FROZEN COCKTAIL CO.,INC

111501                             15-NOV-01 USD            1,137.25           1,137.25
                                                           ---------          ---------
Total for Supplier :                                        1,137.25           1,137.25

Supplier Name:     KENTWOOD SPRINGS

263908 9                           21-JAN-02      USD          58.86              58.86
                                                           ---------          ---------
Total for supplier :                                           58.86              58.86

Supplier Name:     KRAMER, KEN

013102                             31-JAN-02      USD      (1,000.00)         (1,000.00)       CASH ADVANCE
101201                             12-OCT-01      USD       1,731.20           1,731.20        T&E 10/6-12/01
101801A                            18-OCT-O1      USD         427.16             427.16        T&E 10/13-18/01
101801                             18-OCT-O1      USD         248.01             248.01        T&E 10/18/01
                                                           ---------          ---------
Total for Supplier :                                        1,406.37           1,406.37

                                   Invoice
Invoice Number                       Date         Curr      Amount         Remaining Amount        Invoice Description
--------------                     -------        ----     ---------       ----------------    ---------------------------

Supplier Name:     MCI WORLDCOM CONFERENCING

120101                             O1-DEC-O1      USD         (46.07)            (46.07)       01-00005980958-00691
                                                           ---------          ---------
Total for Supplier :                                          (46 07)            (46.07)

Supplier Name:     NEW ORLEANS PRIVATE PATROL SERVICE, INC.

0037597-IN                         10-JAN-02      USD       1,886.80           1,886.80        SECURITY 1/1-10/02
                                                           ---------          ---------
Total for Supplier :                                        1,886.80           1,886.80

Supplier Name:     QWEST
537226254                          31-DEC-O1      USD         177.17             177.17        504 586-0631
536390137                          15-DEC-O1      USD      10,588.86          10,588.86        954 660-3000 11/16-12/15/01
                                                           ---------          ---------
Total for Supplier :                                      10,766.03          10,766.03

Supplier Name:     SOMERSET REFINERY, INC

12718B                             25-OCT-O1      USD       3,771.46               0.01        PO#11923
                                                           ---------          ---------
Total for Supplier :                                        3,771.46               0.01

Supplier Name:     SOUTHWESTERN BELL

0227 122401                        24-DEC-O1      USD         (14.66)            (14.66)       314-436-0227-138-8
8922 120401                        04-DEC-O1      USD          (7.62)             (7.62)       573 221-8922 555-7
                                                           ---------          ---------
Total for supplier :                                          (22.28)            (22.28)

Supplier Name:     SPRINT PCS

010402                             04-JAN-02      USD         805.64             805.64        0056861692-1
                                                           ---------          ---------
Total for Supplier :                                          805.64             805.64

Supplier Name :    ST. JOHNS FABRICATORS, INC.

1503                               30-JAN-02      USD       1,822.50           1,822.50

                                   Invoice
Invoice Number                       Date         Curr      Amount         Remaining Amount    Invoice Description
--------------                     -------        ----     ---------       ----------------    -------------------
Total for Supplier :                                        1,822.50           1,822.50

Supplier Name:     SUNCOM

011502                             15-JAN-02      USD          55.31              55.31         4.1062.10
                                                           ---------          ---------
Total for Supplier :                                           55.31              55.31

Supplier Name:     WITHERS/SUDDATH RELOCATION SYSTEMS, INC.

145196                             30-OCT-01      USD       1,040.00              10.00         60 DOLLIE LOADS
                                                           ---------          ---------
Total for Supplier :                                        1,040.00              10.00

                                                           ---------          ---------
Total for Liability Account :                              72,023.68          67,222.23
                                                           ---------          ---------
Total for Report :                                         72,023 68          67,222 23
                                                           =========          =========

DEBTOR: AMCV CRUISE OPERATIONS, INC.                 CASE NUMBER: 01-10967 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.


1. Prepaid insurance and accruals for self-insured claims are un-reconciled pending receipt and final review of required information.

2. Asset sales commenced in the Florida and Louisiana offices during January and are ongoing as of period end.